UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 27, 2010

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2010, Cummins Inc. issued a press release regarding its release of third quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On October 26, 2010, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued the attached press release reporting its financial results for the third quarter of 2010.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated October 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2010

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	September 26,	June 27,	September 27,
In millions, except per share amounts	2010	2010	2009

NET SALES	$3,401	$3,208	$2,530
Cost of sales	2,571	2,455	2,027
GROSS MARGIN	830	753	503

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	375	354	304
Research, development and engineering expenses	103	96	90
Equity, royalty and interest income from investees (Note 1)	88	97	57
Restructuring and other charges	―	―	22
Other operating (expense) income, net	(5)	(4)	3
OPERATING INCOME	435	396	147

Interest income	6	5	2
Interest expense	11	9	9
Other income (expense), net (Note 2)	8	―	6
INCOME BEFORE INCOME TAXES	438	392	146

Income tax expense (Note 3)	129	122	36
CONSOLIDATED NET INCOME	309	270	110

Less: Net income attributable to noncontrolling interests	26	24	15
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$283	$246	$95

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.45	$1.25	$0.48
Diluted	$1.44	$1.25	$0.48

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	$195.8	$196.9	$197.4
Diluted	$196.3	$197.3	$197.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.2625	$0.175	$0.175

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Nine months ended
	September 26,	September 27,
In millions, except per share amounts	2010	2009

NET SALES	$9,087	$7,400
Cost of sales	6,903	6,004
GROSS MARGIN	2,184	1,396

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,064	891
Research, development and engineering expenses	291	254
Equity, royalty and interest income from investees (Note 1)	261	147
Restructuring and other charges	―	95
Other operating (expense) income, net	(13)	(6)
OPERATING INCOME	1,077	297

Interest income	14	5
Interest expense	29	26
Other income (expense), net (Note 2)	25	(10)
INCOME BEFORE INCOME TAXES	1,087	266

Income tax expense (Note 3)	338	72
CONSOLIDATED NET INCOME	749	194

Less: Net income attributable to noncontrolling interests	71	36
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$678	$158

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$3.44	$0.80
Diluted	$3.43	$0.80

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	$197.0	$197.1
Diluted	$197.4	$197.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.6125	$0.525

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	September 26,	December 31,
In millions, except par value	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$937	$930
Marketable securities	308	190
Accounts and notes receivable, net	2,235	2,004
Inventories	1,910	1,341
Deferred income taxes	328	295
Prepaid expenses and other current assets	260	243
Total current assets	5,978	5,003
Long-term assets
Property, plant and equipment	4,838	4,765
Accumulated depreciation	(2,947)	(2,879)
Property, plant and equipment, net	1,891	1,886
Investments and advances related to equity method investees	689	574
Goodwill	365	364
Other intangible assets, net	219	228
Deferred income taxes	313	436
Other assets	417	325
Total assets	$9,872	$8,816
LIABILITIES
Current liabilities
Loans payable	$98	$37
Accounts payable (principally trade)	1,339	957
Current portion of accrued product warranty	396	426
Accrued compensation, benefits and retirement costs	452	366
Deferred revenue	166	128
Other accrued expenses	620	518
Total current liabilities	3,071	2,432
Long-term liabilities
Long-term debt	732	637
Pensions	362	514
Postretirement benefits other than pensions	448	453
Other liabilities and deferred revenue	765	760
Total liabilities	5,378	4,796
EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 221.8 and 222.0 shares issued	1,922	1,860
Retained earnings	4,135	3,575
Treasury stock, at cost, 24.0 and 20.7 shares	(967)	(731)
Common stock held by employee benefits trust, at cost, 2.2 and 3.0 shares	(27)	(36)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(778)	(788)
Other	(86)	(107)
Total accumulated other comprehensive loss	(864)	(895)
Total Cummins Inc. shareholders’ equity	4,199	3,773
Noncontrolling interests	295	247
Total equity	4,494	4,020
Total liabilities and equity	$9,872	$8,816

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	Nine months ended
	September 26,	September 27,
In millions	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$749	$194
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Restructuring and other charges, net of cash payments	―	21
Depreciation and amortization	239	238
Gain on fair value adjustment for consolidated investee	(12)	―
Deferred income taxes	83	(11)
Equity in income of investees, net of dividends	(95)	56
Pension contributions in excess of expense	(114)	(49)
Other post-retirement benefits payments in excess of expense	(22)	(18)
Stock-based compensation expense	17	16
Translation and hedging activities	10	33
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	(198)	89
Inventories	(524)	360
Other current assets	(16)	32
Accounts payable	336	(155)
Accrued expenses	102	(185)
Changes in long-term liabilities	97	103
Other, net	(33)	6
Net cash provided by operating activities	619	730
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(170)	(204)
Investments in internal use software	(28)	(24)
Proceeds from disposals of property, plant and equipment	46	8
Investments in and advances to equity investees	(17)	(5)
Acquisition of businesses, net of cash acquired	(77)	(2)
Investments in marketable securities—acquisitions	(560)	(234)
Investments in marketable securities—liquidations	452	171
Purchases of other investments	(54)	(54)
Cash flows from derivatives not designated as hedges	2	(21)
Other, net	―	1
Net cash used in investing activities	(406)	(364)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	163	11
Payments on borrowings and capital lease obligations	(64)	(60)
Net borrowings under short-term credit agreements	(4)	(4)
Distributions to noncontrolling interests	(21)	(16)
Dividend payments on common stock	(120)	(106)
Proceeds from sale of common stock held by employee benefit trust	52	54
Repurchases of common stock	(241)	―
Other, net	25	1
Net cash used in financing activities	(210)	(120)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	4	14
Net increase in cash and cash equivalents	7	260
Cash and cash equivalents at beginning of year	930	426
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$937	$686

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Power Generation	Components	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended September 26, 2010
	External sales	$1,727	$564	$540	$570	$-	$3,401
	Intersegment sales	342	227	229	3	(801)	-
	Total sales	2,069	791	769	573	(801)	3,401
	Depreciation and amortization(2)	42	10	20	5	-	77
	Research, development and engineering expenses	65	8	30	-	-	103
	Equity, royalty and interest income from investees	37	12	6	33	-	88
	Interest income	3	2	-	1	-	6
	Segment EBIT	223	97	63	74	(8)	449

	Three months ended June 27, 2010
	External sales	$1,595	$518	$522	$573	$-	$3,208
	Intersegment sales	304	190	207	3	(704)	-
	Total sales	1,899	708	729	576	(704)	3,208
	Depreciation and amortization(2)	42	11	21	7	-	81
	Research, development and engineering expenses	62	8	26	-	-	96
	Equity, royalty and interest income from investees	52	9	6	30	-	97
	Interest income	2	1	1	1	-	5
	Segment EBIT	197	76	75	69	(16)	401

	Three months ended September 27, 2009
	External sales	$1,270	$444	$395	$421	$-	$2,530
	Intersegment sales	169	105	196	1	(471)	-
	Total sales	1,439	549	591	422	(471)	2,530
	Depreciation and amortization(2)	49	13	18	5	-	85
	Research, development and engineering expenses	59	9	22	-	-	90
	Equity, royalty and interest income from investees	16	5	4	32	-	57
	Restructuring and other charges	-	-	-	-	22	22
	Interest income	1	-	1	-	-	2
	Segment EBIT	61	23	31	55	(15)	155

	Nine months ended September 26, 2010
	External sales	$4,495	$1,460	$1,515	$1,617	$-	$9,087
	Intersegment sales	896	556	613	8	(2,073)	-
	Total sales	5,391	2,016	2,128	1,625	(2,073)	9,087
	Depreciation and amortization(2)	125	31	61	19	-	236
	Research, development and engineering expenses	187	23	81	-	-	291
	Equity, royalty and interest income from investees	124	27	17	93	-	261
	Interest income	7	4	1	2	-	14
	Segment EBIT	553	207	195	215	(54)	1,116

	Nine months ended September 27, 2009
	External sales	$3,608	$1,402	$1,096	$1,294	$-	$7,400
	Intersegment sales	629	414	527	4	(1,574)	-
	Total sales	4,237	1,816	1,623	1,298	(1,574)	7,400
	Depreciation and amortization(2)	135	35	53	14	-	237
	Research, development and engineering expenses	168	25	61	-	-	254
	Equity, royalty and interest income from investees	30	16	9	92	-	147
	Restructuring and other charges	-	-	-	-	95	95
	Interest income	2	1	1	1	-	5
	Segment EBIT	41	133	22	168	(72)	292

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  For the three and nine months ended September 26, 2010, unallocated corporate expenses included $32 million in Brazil tax recoveries ($21 million after-tax) and $2 million in flood damage expenses.  In the third quarter of 2010, it was determined that we overpaid a Brazilian revenue based tax during the period of 2004-2008.  Our results include a pre-tax recovery related to tax credits on imported products arising from this overpayment.  This recovery has been excluded from segment results as it was not considered by management in its evaluation of operating results for the quarter.  For the three and nine months ended September 27, 2009, unallocated corporate expenses included $22 million and $95 million of restructuring and other charges and an $8 million and $5 million gain related to flood damage expenses, respectively.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
	September 26,	June 27,	September 27,	September 26,	September 27,
In millions	2010	2010	2009	2010	2009
Segment EBIT	$449	$401	$155	$1,116	$292
Less:
Interest expense	11	9	9	29	26
Income before income taxes	$438	$392	$146	$1,087	$266

Earnings before interest, taxes, noncontrolling interests and restructuring and other charges

We define EBIT as earnings or loss before interest expense, income tax expense, noncontrolling interests in income of consolidated subsidiaries and restructuring and other charges (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Nine months ended
	September 26,	June 27,	September 27,	September 26,	September 27,
In millions	2010	2010	2009	2010	2009
Earnings before interest expense, income taxes and restructuring and other charges	$449	$401	$177	$1,116	$387

Earnings before interest expense, income taxes and restructuring and other charges as a percentage of sales	13.2%	12.5%	7.0%	12.3%	5.2%
Less:
Restructuring and other charges	―	―	22	―	95

Earnings before interest and income taxes	$449	$401	$155	$1,116	$292

EBIT as a percentage of net sales	13.2%	12.5%	6.1%	12.3%	3.9%

Less:
Interest expense	11	9	9	29	26
Income tax expense	129	122	36	338	72
Consolidated net income	309	270	110	749	194

Less:
Net income attributable to noncontrolling interests	26	24	15	71	36
Net income attributable to Cummins Inc.	$283	$246	$95	$678	$158

Net income attributable to Cummins Inc. as a percentage of net sales	8.3%	7.7%	3.8%	7.5%	2.1%

 CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding restructuring and other charges

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to restructuring.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. excluding restructuring and other charges to “Net income attributable to Cummins Inc.” for the three and nine months ended September 27, 2009.  There were no restructuring actions taken in the three or nine months ended September 26, 2010 or three months ended June 27, 2010.

	Three months ended		Nine months ended
	September 27, 2009		September 27, 2009
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding restructuring and other charges	$110	$0.56	$221	$1.12
Less:
Restructuring and other charges, net(1)	15	0.08	63	0.32
Net income attributable to Cummins Inc.	$95	$0.48	$158	$0.80

(1) During the three and nine months ended September 27, 2009, management approved and committed to undertake actions, which resulted in a pretax charge of $22 million and $95 million, respectively.  These charges included employee-related liabilities for severance and benefits of approximately $10 million and $76 million, net of changes in estimate and exit costs of approximately zero and $7 million, and pension and other post retirement benefit curtailment charges of $12 million and $12 million, for the three and nine months ended, respectively.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Nine months ended
	September 26,	June 27,	September 27,	September 26,	September 27,
In millions	2010	2010	2009	2010	2009
Distribution Entities
North American distributors	$26	$23	$25	$72	$74
All other distributors	5	4	4	13	11

Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	24	34	11	76	18
Chongqing Cummins Engine Company, Ltd.	12	13	8	35	28
All other manufacturers	14	15	5	43	5
Cummins share of net income	81	89	53	239	136
Royalty and interest income	7	8	4	22	11
Equity, royalty and interest income from investees	$88	$97	$57	$261	$147

NOTE 2.  OTHER INCOME (EXPENSE)

Other income (expense) included the following:

	Three months ended			Nine months ended
	September 26,	June 27,	September 27,	September 26,	September 27,
In millions	2010	2010	2009	2010	2009
Change in cash surrender value of corporate owned life insurance	$11	$1	$3	$11	$1
Dividend income	2	2	1	5	3
Gain on acquisition of Cummins Western Canada (CWC)	-	-	-	12	-
Bank charges	(4)	(4)	(3)	(11)	(10)
Foreign currency (losses) gains, net	(5)	2	(1)	4	(18)
Other, net	4	(1)	6	4	14
Total other income (expense), net	$8	$-	$6	$25	$(10)

NOTE 3.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 30 percent, absent any additional discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.  The tax rates for the three and nine month periods ended September 26, 2010, were 30 percent and 31 percent. In July 2010, the United Kingdom passed tax legislation which reduces our U.K. tax rate from 28 percent to 27 percent beginning in 2011.  While the reduced tax rate will benefit future operations, we had an additional charge to our third quarter tax provision of approximately $2 million to reduce the value of our U.K. deferred tax assets. The tax rate for the nine month period includes a discrete tax charge of $7 million related to the enactment of the “Patient Protection and Affordable Care Act.”

In August 2010, the U.S. passed the "Education Jobs and Medicaid Assistance Act" containing a number of international tax provisions which limit the foreign tax credits that can be claimed by U.S. corporations.  In the third quarter, we also considered the unremitted earnings of certain German and Indian subsidiaries of our U.K. group to be permanently reinvested.  Neither of these items had a material impact to our tax rate.

Our effective tax rates for the comparable prior year periods were 25 percent and 27 percent, respectively.  These rates were less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.